Private Placement	3 Months Ended
May 28, 2021
Stockholders' Equity Note [Abstract]
Private Placement
NOTE 5. PRIVATE PLACEMENT
Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 715,500 Private Placement Shares at $10.00 per Private Placement Share, generating gross proceeds of $7,155,000. A portion of the proceeds from the sale of the Private Placement Shares has been added to the net proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Placement Shares held in the Trust Account will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law).